The Royce Fund

Supplement to the Prospectus Dated May 1, 2013

Royce International Micro-Cap Fund

Effective today, James J. Harvey, Portfolio Manager of Royce, and Dilip P. Badlani, Portfolio Manager of Royce, co-manage the Fund. They are assisted by David A. Nadel. Mr. Harvey served as the Fund’s assistant portfolio manager from its inception through October 21, 2013. Mr. Nadel served as the Fund’s portfolio manager from its inception through October 21, 2013.

October 22, 2013

RMI-SUPP-1013